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                                                                    EXHIBIT 23.3



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated July 31, 1998, in the Registration Statement (Form S-1) and related Prospectus of Cybernet Internet Services International, Inc. for the registration of 1,500,000 shares of its common stock.





                                                                   ERNST & YOUNG
                                                         WIRTSCHAFTSPRUFUNGS-UND
                                                 STEUERBERATUNGSGESELLSCHAFT MBH

Vienna, Austria


November 4, 1998